Exhibit 99.2

GOLD KIST INC.

Review of Quarter and Four Quarters Ended 1/1/05 vs Quarter and Four Quarters Ended 12/27/03

February 9, 2005

Cautionary Notes and Forward-Looking Statements

This presentation contains “forward-looking statements” as defined in the federal securities laws regarding Gold Kist’s beliefs, anticipations, expectations or predictions of the future. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include uncertainties relating to the fluctuations in the commodity prices of feed ingredients and broiler products as well as other risks described under “Risk Factors” in our Quarterly Report on Form 10-Q and subsequent filings with the Securities and Exchange Commission. Gold Kist undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The information included in this presentation should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended January 1, 2005 and the Annual Report on Form 10-K of Gold Kist Inc., a Georgia cooperative marketing association, for the fiscal year ended June 26, 2004 and subsequent reports filed with the Securities and Exchange Commission.

Adjusted operating income, adjusted net income and adjusted earnings per share, respectively, are defined as operating income, net income and earnings per share adjusted to exclude (i) gains and losses attributable to the curtailment of certain post-retirement benefit plans, (ii) certain expenses relating to our conversion from a cooperative marketing association to a for profit corporation and (iii) the loss arising out of our abandonment of our investment in Southern States Cooperative, Inc. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations. These measures are not measurements of financial performance under Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to operating income, net income or earnings per share as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

“EBITDA” is defined as the sum of net income (loss) before interest, taxes, depreciation and amortization. “EBITDA—Adjusted” is defined as EBITDA, excluding the effect of certain items that management expects will be non-recurring. EBITDA and EBITDA—Adjusted are presented because they are used by us, and we believe they are frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results computed under GAAP, to compare the performance of companies. EBITDA and EBITDA—Adjusted are not measurements of financial performance under GAAP and should not be considered as alternatives to cash flow from operating activities or as measures of liquidity or as alternatives to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

February 9, 2005

Summary Operating Results—Actual

($ In Millions) Three Months Ended Twelve Months Ended

1/1/05 12/27/03 1/1/05 12/27/03

Sales $552.0 $536.9 $2,405.6 $2,010.6

Growth 2.8% 19.6%

GAAP Net Operating Income $21.5 $39.2 $245.0 $89.2

Net Operating Margin 3.9% 7.3% 10.2% 4.4%

Post Retirement Benefit Plan

Curtailment (Gain) & -

Settlement Exp - 10.3 (9.9)

Conversion Expenses 1.4 - 3.9 -

Adjusted Operating Income $22.9 $39.2 $259.2 $79.3

Adjusted Operating Margin 4.2% 7.3% 10.8% 3.9%

February 9, 2005

Results from Operations

Quarter Ended

1/1/05 12/27/03

Twelve Months Ended

1/1/05 12/27/03

Net Sales $552.0 536.9 2,405.6 2,010.6

Net Income 4.2 3.4 122.2 29.6

GAAP EPS 0.08 2.41

Adjustments to Net Income:

Conversion Expenses/Debt

Prepayment Interest 11.4 11.4

Tax Provision @ 38.5% (4.4) (4.4)

Tax Affected Adjustment 7.0 7.0

Adjusted Net Income 11.2 129.2

Adjusted EPS 0.22 2.55

EBITDA $32.5 30.2 247.3 110.1

February 9, 2005

EBITDA Reconciliation

Quarter Ended Twelve Months Ended

1/1/05 12/27/03 1/1/05 12/27/03

EBITDA Reconciliation

Net Income 4.2 3.4 122.2 29.6

Add:

Income Tax Expense (benefit) 2.7 11.0 40.6 20.4

Interest expense, net 6.3 6.6 44.2 26.5

Miscellaneous, net (1.7) (0.3) (0.9) (5.8)

Depreciation and amortization 11.1 9.5 41.2 39.4

EBITDA 32.5 30.2 247.3 110.1

EBITDA Margin 5.9% 5.6% 10.3% 5.5%

Loss on Investment - 18.5 38.9 18.5

Non Recurring Items 1.4 14.2 (10.0)

EBITDA – Adjusted 33.9 48.7 300.4 118.6

EBITDA Margin—Adjusted 6.2% 9.1% 12.5% 5.9%

February 9, 2005

Summary Credit Ratios & Other Information

1/1/05 12/27/03

EBITDA/Interest Expense 5.59 4.16

Adj. EBITDA/Interest Exp. 6.79 4.48

Total Debt/EBITDA 0.93 2.50

Total Debt/Total Capital 39.5% 56.7%

Net Worth (millions) $352.6 $210.0

February 9, 2005